Exhibit 99.2

SYNOVUS			4 of 11
INCOME STATEMENTS (Unaudited)	Six Months Ended
(In thousands, except per share data)	June 30,
	2007	2006	Change

Interest Income (Taxable Equivalent)	$1,114,990	940,137	18.6%
Interest Expense	534,171	387,567	37.8

Net Interest Income (Taxable Equivalent)	580,819	552,570	5.1
Tax Equivalent Adjustment	2,648	2,931	(9.6)

Net Interest Income	578,171	549,639	5.2
Provision for Loan Losses	40,797	38,083	7.1

Net Interest Income After Provision	537,374	511,556	5.0

Non-Interest Income:
Electronic Payment Processing Services	472,153	451,867	4.5
Merchant Acquiring Services	124,957	129,769	(3.7)
Other Transaction Processing Services Revenue	108,244	89,947	20.3
Service Charges on Deposits	54,420	54,988	(1.0)
Fiduciary and Asset Management Fees	24,696	23,222	6.3
Brokerage and Investment Banking Revenue	15,259	13,506	13.0
Mortgage Banking Income	14,920	13,978	6.7
Bankcard Fees	23,447	21,647	8.3
Securities Gains (Losses)	705	(1,136)	nm
Other Fee Income	19,838	19,640	1.0
Other Non-Interest Income	25,913	20,317	27.5

Non-Interest Income before Reimbursable Items	884,552	837,747	5.6
Reimbursable Items	181,555	168,638	7.7

Total Non-Interest Income	1,066,107	1,006,385	5.9

Non-Interest Expense:
Personnel Expense	516,721	461,605	11.9
Occupancy & Equipment Expense	187,147	197,195	(5.1)
Other Non-Interest Expense	202,008	215,524	(6.3)

Non-Interest Expense before Reimbursable Items	905,876	874,325	3.6
Reimbursable Items	181,555	168,638	7.7

Total Non-Interest Expense	1,087,431	1,042,963	4.3

Minority Interest in Consolidated Subsidiaries	24,465	20,905	17.0
Income from Continuing Operations before Income Taxes	491,585	454,071	8.3
Income Taxes	186,283	166,769	11.7
Income from Continuing Operations	305,302	287,304	6.3
Discontinued Operations, Net of Income Taxes	4,200	-	nm
Net Income	$309,502	287,304	7.7

Basic Earnings Per Share
Income from Continuing Operations	$0.94	0.90	3.7
Net Income	0.95	0.90	5.1
Diluted Earnings Per Share
Income from Continuing Operations	0.93	0.90	3.3
Net Income	0.94	0.90	4.8
Dividends Declared Per Share	0.41	0.39	5.1

Return on Assets *	1.93%	2.02	(9) bp
Return on Equity *	16.33	18.25	(192)
Average Shares Outstanding - Basic	326,051	318,236	2.5%
Average Shares Outstanding - Diluted	329,920	320,840	2.8

bp - change is measured as difference in basis points.
nm - not meaningful
* -ratios are annualized

Synovus					5 of 11
INCOME STATEMENTS (Unaudited)
(In thousands, except per share data)	2007		2006			2nd Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	'07 vs. '06 Change

Interest Income (Taxable Equivalent)	$565,737	549,253	547,088	535,038	499,191	13.3%
Interest Expense	272,536	261,637	253,998	241,027	210,510	29.5

Net Interest Income (Taxable Equivalent)	293,201	287,616	293,090	294,011	288,681	1.6
Tax Equivalent Adjustment	1,295	1,354	1,458	1,409	1,478	(12.4)

Net Interest Income	291,906	286,262	291,632	292,602	287,203	1.6
Provision for Loan Losses	20,281	20,515	18,675	18,390	18,534	9.4

Net Interest Income After Provision	271,625	265,747	272,957	274,212	268,669	1.1

Non-Interest Income:
Electronic Payment Processing Services	243,411	228,742	302,370	231,753	231,274	5.2
Merchant Acquiring Services	64,277	60,680	64,957	65,548	65,820	(2.3)
Other Transaction Processing Services Revenue	55,121	53,123	51,634	44,813	45,001	22.5
Service Charges on Deposits	28,050	26,370	28,136	29,292	28,800	(2.6)
Fiduciary and Asset Management Fees	12,434	12,262	12,710	11,868	11,509	8.0
Brokerage and Investment Banking Revenue	7,809	7,449	6,721	6,502	6,559	19.1
Mortgage Banking Income	7,695	7,226	6,837	8,440	8,105	(5.1)
Bankcard Fees	11,567	11,880	11,218	11,438	11,093	4.3
Securities Gains (Losses)	258	447	-	(982)	(1,062)	nm
Other Fee Income	10,411	9,427	9,079	10,024	10,357	0.5
Other Non-Interest Income	15,187	10,726	21,707	10,057	10,915	39.1

Non-Interest Income before Reimbursable Items	456,220	428,332	515,369	428,753	428,371	6.5
Reimbursable Items	95,828	85,727	83,894	99,187	86,138	11.2

Total Non-Interest Income	552,048	514,059	599,263	527,940	514,509	7.3

Non-Interest Expense:
Personnel Expense	261,768	254,953	256,691	256,220	233,847	11.9
Occupancy & Equipment Expense	94,234	92,914	116,470	100,504	99,495	(5.3)
Other Non-Interest Expense	103,448	98,557	115,755	98,995	109,690	(5.7)

Non-Interest Expense before Reimbursable Items	459,450	446,424	488,916	455,719	443,032	3.7
Reimbursable Items	95,828	85,727	83,894	99,187	86,138	11.2

Total Non-Interest Expense	555,278	532,151	572,810	554,905	529,170	4.9

Minority Interest in Consolidated Subsidiaries	13,187	11,278	16,790	10,406	11,165	18.1
Income from Continuing Operations before Income Taxes	255,208	236,377	282,620	236,840	242,843	5.1
Income Taxes	96,658	89,624	107,073	82,774	90,046	7.3

Income from Continuing Operations	158,550	146,753	175,547	154,066	152,797	3.8

Discontinued Operations, Net of Income Taxes	4,200	-	-	-	-	nm

Net Income	$162,750	146,753	175,547	154,066	152,797	6.5

Basic Earnings Per Share
Income from Continuing Operations	$0.49	0.45	0.54	0.48	0.47	2.6
Net Income	0.50	0.45	0.54	0.48	0.47	5.3
Diluted Earnings Per Share
Income from Continuing Operations	0.48	0.45	0.54	0.47	0.47	2.3
Net Income	0.49	0.45	0.54	0.47	0.47	5.0
Dividends Declared Per Share	0.21	0.21	0.20	0.20	0.20	5.1

Return on Assets *	2.00%	1.86%	2.22%	2.00%	2.07%	(7) bp
Return on Equity *	16.69	15.94	19.03	17.63	18.45	(176)
Average Shares Outstanding - Basic	326,410	325,687	324,555	323,657	322,783	1.1%
Average Shares Outstanding - Diluted	330,263	329,573	328,122	326,834	325,421	1.5
bp - change is measured as difference in basis points.
nm - not meaningful
* - ratios are annualized

SYNOVUS			6 of 11
Financial Services Segment

INCOME STATEMENTS (Unaudited)	Six Months Ended
(In thousands)	June 30,

	2007	2006	Change

Interest Income (Taxable Equivalent)	$1,115,020	940,153	18.6%
Interest Expense	540,967	391,043	38.3

Net Interest Income (Taxable Equivalent)	574,053	549,110	4.5
Tax Equivalent Adjustment	2,629	2,946	(10.8)

Net Interest Income	571,424	546,164	4.6
Provision for Loan Losses	40,797	38,083	7.1

Net Interest Income After Provision	530,627	508,081	4.4

Non-Interest Income:
Service Charges on Deposits	54,420	54,989	(1.0)
Fiduciary and Asset Management Fees	25,129	23,629	6.3
Brokerage and Investment Banking Revenue	15,259	13,506	13.0
Mortgage Banking Income	14,920	13,978	6.7
Bankcard Fees	23,447	21,647	8.3
Securities Gains (Losses)	705	(1,136)	nm
Other Fee Income	19,838	19,640	1.0
Other Non-Interest Income	30,116	26,262	14.7

Total Non-Interest Income	183,834	172,517	6.6

Non-Interest Expense:
Personnel Expense	229,749	221,401	3.8
Occupancy & Equipment Expense	54,860	48,333	13.5
Other Non-Interest Expense	108,210	100,063	8.1

Total Non-Interest Expense	392,819	369,797	6.2

Income from Continuing Operations before Income Taxes	321,642	310,801	3.5
Income Taxes	115,787	110,657	4.6

Income from Continuing Operations	205,855	200,145	2.9

Discontinued Operations, Net of Income Taxes	4,200	-	nm

Net Income	$210,055	200,145	5.0

Return on Assets *	1.37	1.47	(10)	bp
Return on Equity *	15.16	17.38	(222)

bp - change is measured as difference in basis points.
nm - not meaningful
* - ratios are annualized

SYNOVUS						7 of 11
Financial Services Segment

INCOME STATEMENT (Unaudited)
(In thousands)	2007		2006			2nd Quarter
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	'07 vs. '06 Change

Interest Income (Taxable Equivalent)	$565,777	549,243	547,079	535,025	499,184	13.3%
Interest Expense	276,017	264,950	256,760	242,875	212,499	29.9

Net Interest Income (Taxable Equivalent)	289,760	284,293	290,319	292,150	286,685	1.1
Tax Equivalent Adjustment	1,285	1,344	1,448	1,395	1,471	(12.6)

Net Interest Income	288,475	282,949	288,871	290,755	285,214	1.1
Provision for Loan Losses	20,281	20,515	18,675	18,390	18,534	9.4

Net Interest Income After Provision	268,194	262,434	270,196	272,365	266,680	0.6

Non-Interest Income:
Service Charges on Deposits	28,050	26,370	28,136	29,292	28,800	(2.6)
Fiduciary and Asset Management Fees	12,658	12,473	12,921	12,078	11,720	8.0
Brokerage and Investment Banking Revenue	7,809	7,449	6,721	6,502	6,559	19.1
Mortgage Banking Income	7,695	7,226	6,837	8,440	8,105	(5.1)
Bankcard Fees	11,567	11,880	11,218	11,438	11,093	4.3
Securities Gains (Losses)	258	447	-	(982)	(1,062)	nm
Other Fee Income	10,411	9,427	9,079	10,024	10,357	0.5
Other Non-Interest Income	17,883	12,231	22,682	12,527	13,881	28.8

Total Non-Interest Income	96,331	87,503	97,594	89,319	89,453	7.7

Non-Interest Expense:
Personnel Expense	115,822	113,927	115,131	113,842	113,951	1.6
Occupancy & Equipment Expense	27,572	27,290	26,370	25,566	24,835	11.0
Other Non-Interest Expense	54,628	53,580	61,930	51,899	52,064	4.9

Total Non-Interest Expense	198,022	194,797	203,430	191,307	190,850	3.8

Income from Continuing Operations before Income Taxes	166,503	155,140	164,360	170,377	165,283	0.7
Income Taxes	61,055	54,733	59,384	60,394	58,899	3.7

Income from Continuing Operations	105,448	100,407	104,976	109,983	106,384	(0.9)

Discontinued Operations, Net of Income Taxes	4,200	-	-	-	-	nm

Net Income	$109,648	100,407	104,976	109,983	106,384	3.1

Return on Assets *	1.40%	1.33%	1.39%	1.49%	1.50%	(10)	bp
Return on Equity *	15.37	14.95	15.45	17.04	17.42	(205)

bp - change is measured as difference in basis points.
nm - not meaningful
* - ratios are annualized

SYNOVUS			8 of 11

BALANCE SHEETS (Unaudited)	June 30, 2007	December 31, 2006	June 30, 2006

(In thousands, except share data)

ASSETS
Cash and due from banks	$882,344	889,975	887,154
Interest earning deposits with banks	5,157	19,389	11,885
Federal funds sold and securities purchased
under resale agreements	241,685	101,091	203,631
Trading account assets	70,626	15,266	46,939
Mortgage loans held for sale	190,587	175,042	170,650
Investment securities available for sale	3,558,813	3,352,357	3,137,486

Loans, net of unearned income	25,541,742	24,654,552	23,661,964
Allowance for loan losses	(331,130)	(314,459)	(313,694)
Loans, net	25,210,612	24,340,093	23,348,270

Premises and equipment, net	784,703	752,738	707,988
Contract acquisition costs and computer software, net	358,021	383,899	406,793
Goodwill, net	683,732	669,515	607,501
Other intangible assets, net	52,177	63,586	52,894
Other assets	1,184,788	1,091,822	945,897

Total assets	$33,223,246	31,854,773	30,527,088

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,595,118	3,538,598	3,806,277
Interest bearing retail and commercial deposits	18,126,822	17,741,354	16,124,042

Total retail and commercial deposits	21,721,940	21,279,952	19,930,319
Brokered time deposits	3,275,948	3,014,495	3,123,380

Total deposits	24,997,887	24,294,447	23,053,699

Federal funds purchased and other short-term
liabilities	1,786,187	1,572,809	1,974,272
Long-term debt	1,673,124	1,350,139	1,421,578
Other liabilities	578,314	692,019	488,559

Total liabilities	29,035,511	27,909,414	26,938,108

Minority interest in consolidated subsidiaries	262,013	236,709	215,521

Shareholders' equity:
Common stock, par value $1.00 a share (1)	333,078	331,214	329,097
Additional Paid in Capital	1,091,541	1,033,055	960,054
Treasury stock (2)	(113,944)	(113,944)	(113,944)
Accumulated other comprehensive loss	(20,905)	(2,129)	(54,783)
Retained earnings	2,635,952	2,460,454	2,253,035

Total shareholders' equity (3)	3,925,722	3,708,650	3,373,459

Total liabilities and shareholders' equity	$33,223,246	31,854,773	30,527,088

(1) Common shares outstanding: 327,416,936; 325,552,375; and 323,435,831 at June 30, 2007, December 31, 2006, and June 30, 2006, respectively.
(2) Treasury shares: 5,661,538 at June 30, 2007, December 31, 2006, and June 30, 2006.
(3) Book value per share: $11.99; $11.39; and $10.43 at June 30, 2007, December 31, 2006, and June 30, 2006, respectively.

SYNOVUS				9 of 11
AVERAGE BALANCES AND YIELDS/RATES * (Unaudited)
(Dollars in thousands)
	2007		2006
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets

Taxable Investment Securities	$3,420,831	3,301,137	3,178,852	3,025,507	3,008,122
Yield	4.83%	4.77	4.51	4.39	4.21
Tax-Exempt Investment Securities	$178,183	185,012	193,737	197,024	202,676
Yield (taxable equivalent)	6.75%	6.84	6.95	6.70	6.73
Trading Account Assets	$59,311	64,204	34,471	53,181	47,398
Yield	6.47%	5.65	6.67	5.30	5.72
Commercial Loans	$21,739,107	21,242,921	20,791,108	20,407,139	19,723,353
Yield	8.20%	8.24	8.25	8.23	7.99
Consumer Loans	$896,267	928,256	928,521	929,964	898,210
Yield	8.14%	8.01	7.98	7.96	7.88
Mortgage Loans	$1,110,754	1,081,760	1,089,794	1,091,425	1,071,477
Yield	7.03%	6.98	6.99	6.93	6.82
Credit Card Loans	$275,105	270,444	268,705	265,120	260,010
Yield	10.64%	11.17	10.89	10.86	10.81
Home Equity Loans	$1,407,005	1,385,012	1,316,842	1,252,803	1,231,592
Yield	7.82%	7.68	7.82	7.97	7.69
Allowance for Loan Losses	$(329,028)	(317,977)	(317,603)	(318,195)	(307,674)

Loans, Net	$25,099,209	24,590,415	24,077,367	23,628,256	22,876,968
Yield	8.26%	8.28	8.29	8.29	8.06
Mortgage Loans Held for Sale	$163,364	160,482	149,113	130,196	132,605
Yield	6.18%	6.07	6.02	6.51	7.08
Federal Funds Sold and Other Short-Term Investments	$131,092	147,932	120,804	155,200	139,923
Yield	5.42%	5.61	5.40	5.32	5.07

Total Interest Earning Assets	$29,051,989	28,449,181	27,754,344	27,189,364	26,407,692
Yield	7.81%	7.82	7.83	7.81	7.58

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,141,899	3,113,531	3,034,375	2,946,646	3,040,292
Rate	2.28%	2.30	2.18	2.03	1.81
Money Market Accounts	$7,388,012	7,083,633	6,956,181	6,587,365	6,196,865
Rate	4.49%	4.49	4.45	4.38	4.00
Savings Deposits	$497,422	502,948	514,317	547,779	573,776
Rate	0.57%	0.68	0.72	0.72	0.69
Time Deposits Under $100,000	$3,020,881	3,037,815	3,003,141	2,917,518	2,738,528
Rate	4.85%	4.79	4.64	4.38	3.92
Time Deposits Over $100,000 (less brokered
time deposits)	$4,118,221	4,101,471	3,997,493	3,756,853	3,362,304
Rate	5.19%	5.15	5.07	4.92	4.44
Total Interest Bearing Core Deposits	18,166,435	17,839,398	17,505,507	16,756,161	15,911,765
Rate	4.22%	4.20	4.12	3.97	3.54
Brokered Time Deposits	$3,175,161	3,030,793	3,137,889	3,165,905	2,740,674
Rate	5.05%	5.08	5.01	4.85	4.57

Total Interest Bearing Deposits	$21,341,596	20,870,191	20,643,396	19,922,066	18,652,438
Rate	4.34%	4.33	4.26	4.11	3.69
Federal Funds Purchased and Other
Short-Term Liabilities	$1,711,310	1,690,049	1,283,832	1,553,699	1,772,113
Rate	4.90%	4.87	4.72	4.73	4.76

Long-Term Debt	$1,565,014	1,450,466	1,360,635	1,364,226	1,586,586
Rate	5.12%	5.05	4.90	4.57	4.42

Total Interest Bearing Liabilities	$24,617,920	24,010,706	23,287,863	22,839,991	22,011,138
Rate	4.43%	4.41	4.32	4.18	3.83

Non-Interest Bearing Demand Deposits	$3,372,063	3,372,105	3,469,233	3,528,942	3,511,554
Shareholders' Equity	$3,910,911	3,733,523	3,659,996	3,467,029	3,321,397
Total Assets	$32,711,205	32,022,912	31,307,991	30,613,827	29,563,064

Net Interest Margin	4.05%	4.10	4.20	4.30	4.39
* Yields and rates are annualized.

SYNOVUS				10 of 11
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION (Unaudited)
(Dollars in thousands)
	June 30, 2007
	Total Loans	Loans as a % of Total Loans Outstanding	Total Nonperforming Loans	Nonperforming Loans as a % of Total Nonperforming Loans

Loan Type

Multi-Family	$489,453	1.9%	$362	0.2%
Hotels	581,376	2.3	-	-
Office Buildings	857,360	3.4	3,339	1.9
Shopping Centers	712,210	2.8	-	0.0
Commercial Development	920,913	3.6	1,518	0.8
Other Investment Property	644,109	2.5	740	0.4

Total Investment Properties	4,205,421	16.5	5,959	3.3

1-4 Family Construction	2,382,147	9.3	39,389	21.8
1-4 Family Perm / Mini-Perm	1,167,658	4.6	21,651	12.0
Residential Development	2,297,806	9.0	31,674	17.5

Total 1-4 Family Properties	5,847,611	22.9	92,714	51.3

Land Acquisition	1,430,431	5.6	10,553	5.8

Total Commercial Real Estate	11,483,463	45.0	109,226	60.4

Commercial , Financial, and Agricultural	6,246,493	24.4	41,100	22.7
Owner-Occupied	4,132,559	16.2	18,929	10.5

Total Commercial & Industrial	10,379,052	40.6	60,029	33.2

Home Equity	1,417,681	5.6	3,355	1.9
Consumer Mortgages	1,544,932	6.0	6,557	3.6
Credit Card	280,806	1.1	-	0.0
Other Retail Loans	483,820	1.9	1,609	0.9

Total Retail	3,727,239	14.6	11,521	6.4

Unearned Income	(48,012)	(0.2)	-

Total	$25,541,742	100.0%	$180,776	100.0%

(LOANS OUTSTANDING BY TYPE COMPARISON Unaudited)
(Dollars in thousands)
	Total Loans		2Q07 vs. 4Q06 % change (1)		2Q07 vs. 2Q06 % change
Loan Type	June 30, 2007	December 31, 2006		June 30, 2006
Multi-Family	$489,453	505,586	(6.4)%	$532,278	(8.0)%
Hotels	581,376	643,180	(19.4)	680,771	(14.6)
Office Buildings	857,360	881,658	(5.6)	869,955	1.4
Shopping Centers	712,210	764,924	(13.9)	717,644	(0.8)
Commercial Development	920,913	876,570	10.2	913,642	0.8
Other Investment Property	644,109	434,298	97.4	411,340	56.6

Total Investment Properties	4,205,421	4,106,216	4.9	4,125,630	1.9

1-4 Family Construction	2,382,147	2,347,025	3.0	2,140,393	11.3
1-4 Family Perm / Mini-Perm	1,167,658	1,193,895	(4.4)	1,178,113	(0.9)
Residential Development	2,297,806	2,036,207	25.9	1,873,333	22.7

Total 1-4 Family Properties	5,847,611	5,577,127	9.8	5,191,839	12.6
Land Acquisition	1,430,431	1,402,402	4.0	1,272,921	12.4

Total Commercial Real Estate	11,483,463	11,085,745	7.2	10,590,390	8.4

Commercial , Financial, and Agricultural	6,246,493	5,875,854	12.7	5,589,922	11.7
Owner-Occupied	4,132,559	4,080,742	2.6	4,017,147	2.9

Total Commercial & Industrial	10,379,052	9,956,596	8.6	9,607,069	8.0

Home Equity	1,417,681	1,364,030	7.9	1,245,895	13.8
Consumer Mortgages	1,544,932	1,517,850	3.6	1,493,278	3.5
Credit Card	280,806	276,269	3.3	266,233	5.5
Other Retail Loans	483,820	500,757	(6.8)	511,398	(5.4)

Total Retail	3,727,239	3,658,906	3.8	3,516,804	6.0
Unearned Income	(48,012)	(46,695)	5.7	(52,299)	(8.2)

Total	$25,541,742	24,654,552	7.3%	$23,661,964	7.9%

(1) Percentage change is annualized.

SYNOVUS						11 of 11
CREDIT QUALITY DATA (Unaudited)
(Dollars in thousands)	2007		2006			2nd Quarter
	Second	First	Fourth	Third	Second	'07 vs. '06
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$180,776	138,790	96,623	94,766	88,805	103.6%
Other Real Estate	41,259	31,710	25,923	31,549	25,634	61.0
Nonperforming Assets	222,035	170,500	122,545	126,315	114,439	94.0
Allowance for Loan Losses	331,130	326,826	314,459	319,973	313,694	5.6

Net Charge-Offs - Quarter	15,978	8,148	24,190	12,111	9,528	67.7
Net Charge-Offs - YTD	24,126	8,148	60,217	36,027	23,916	0.9
Net Charge-Offs / Average Loans - Quarter	0.25	0.13	0.39	0.20	0.17
Net Charge-Offs / Average Loans - YTD	0.19	0.13	0.26	0.21	0.21

Nonperforming Loans / Loans & ORE	0.71	0.55	0.39	0.39	0.38
Nonperforming Assets / Loans & ORE	0.87	0.68	0.50	0.52	0.48
Allowance / Loans	1.30	1.30	1.28	1.32	1.33

Allowance / Nonperforming Loans	183.17	235.48	325.45	337.65	353.24
Allowance / Nonperforming Assets	149.13	191.69	256.61	253.31	274.11

Past Due Loans over 90 days	23,067	27,414	34,031	18,002	19,340
As a Percentage of Loans Outstanding	0.09	0.11	0.14	0.07	0.08

Total Past Dues	164,180	150,188	154,027	140,526	111,464
As a Percentage of Loans Outstanding	0.64	0.60	0.62	0.58	0.47

REGULATORY CAPITAL RATIOS (1) (Unaudited)
(Dollars in thousands)
	June 30, 2007	December 31,2006	June 30, 2006

Tier 1 Capital	$3,512,469	3,254,603	3,000,714
Total Risk-Based Capital	4,593,879	4,319,062	4,064,409
Tier 1 Capital Ratio	11.22	10.87	10.40
Total Risk-Based Capital Ratio	14.67	14.43	14.09
Leverage Ratio	10.98	10.64	10.39

(1) June 30, 2007 information is preliminary.